SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENT
NOTE 19:   -     SUBSEQUENT EVENTS

In order to facilitate the offering , we will implement a recapitalization by creating a second class of ordinary shares, designated as ordinary B shares ("Ordinary B Shares"), which shall vote with and possess rights identical to those of the Company's existing ordinary shares ("Ordinary Shares," and collectively with Ordinary B Shares, "Shares" or "shares").  The Shares of the Company to be offered and listed in the Offering and Listing will be Ordinary B Shares. The issued and outstanding Ordinary Shares shall automatically convert into, or be reclassified as (subject to determination by our board of directors (the "Board")), Ordinary B Shares on a 1:1 basis (x) in their entirety, on the 181st day after the public offering date set forth on the final prospectus for the Offering (as may be extended under certain circumstances), or, if occurring sooner, (y) partially, on a pro rata basis, based on a decision by the Board.

As part of the recapitalization, the Company's board will be asked to effect a reverse stock split of the all ordinary shares, options and warrants at a ratio that will be determined by Company's board of directors.

In addition the Company's board will be asked to authorize a pro rata stock dividend, or a reclassification or conversion of Ordinary Shares that will result in the issuance to all existing shareholders of Ordinary B Shares at a rate to be determined by the Board, which is not currently expected to exceed 0.15 Ordinary B Shares for each Ordinary Share held by a shareholder.

Prior to the effectiveness of the registration statement and upon implementation of the recapitalization described above, the Company will retroactively adjust all ordinary shares, options, warrants, per share data and exercise prices included in these financial statements for all periods presented to reflect the reverse stock split and the stock dividend.